                                                                  EXHIBIT (g)(3)


                            FUND ACCOUNTING AGREEMENT


         THIS AGREEMENT, dated May 31, 1997, by and between the parties set forth in Schedule A hereto (designated collectively hereafter as the "Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").


                              W I T N E S S E T H:


         WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Advisory Corp. has the capability of providing certain accounting services to the Funds; and

         WHEREAS, each desires to utilized Advisory Corp. in the provision of such accounting services; and

         WHEREAS, Advisory Corp. intends to maintain its staff in order to accommodate the provision of all such services.

         NOW THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Advisory Corp.. As agent, Advisory Corp. shall provide each of the Funds the accounting services ("Accounting Services") as set forth in Paragraph 2 of this Agreement. Advisory Corp. accepts such appointment and agrees to furnish the Accounting Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. Accounting Services to be Provided. Advisory Corp. will provide to each respective Fund accounting related services in connection with the maintenance of the financial records of such Fund, including without limitation: (i) maintenance of the general ledger and other financial books and records; (ii) processing of portfolio transactions; (iii) coordination of the valuation of portfolio securities; (iv) calculation of the Fund's net asset value; (v) coordination of financial and regulatory reporting; (vi) preparation of financial reports for each Fund's Board of Trustees; (vii) coordination of tax and financial compliance issues; (viii) the establishment and maintenance of accounting policies; (ix) recommendations with respect to dividend policies; (x) preparation of each Fund's financial reports and other accounting and tax related notice information to shareholders; and (xi) the assimilation and interpretation of accounting data for meaningful management review. Advisory Corp. shall provide accurate maintenance of each Fund's financial books and records as required by the applicable securities statutes and regulations, and shall hire persons (collectively the "Accounting Service Group") as needed to provide such Accounting Services.

3. Expenses and Reimbursements. Advisory Corp. shall be reimbursed by the Funds for all costs and services incurred in connection with the provision of the aforementioned Accounting Services ("Accounting Service Expenses"), including but not limited to all salary and related benefits paid to the personnel of the Accounting Service Group, overhead and expenses related to office space and related equipment and out-of-pocket expenses.

         The Accounting Services Expenses will be paid by Advisory Corp. and reimbursed by the Funds. Advisory Corp. will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total support service expenses expended. Except as provided herein, Advisory

Corp. will receive no other compensation in connection with Accounting Services rendered in accordance with this Agreement.

4. Payment for Accounting Service Expenses Among the Funds. As to one quarter (25%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on the number of classes of shares of beneficial interest that each respective Fund has issued. As to the remaining three quarters (75%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on their relative net assets. For purposes of determining the percentage of expenses to be allocated to any Fund, the liquidation preference of any preferred shares issued by any such Fund shall not be considered a liability of such Fund for the purposes of calculating relative net assets of such Fund.

5. Maintenance of Records. All records maintained by Advisory Corp. in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Advisory Corp. for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Advisory Corp. Advisory Corp. shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the fund in carrying out the terms and provisions of the Agreement if done in good faith and without gross negligence or misconduct on the part of Advisory Corp., its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Advisory Corp. harmless from all lost, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Advisory Corp. resulting from: (a) any claim, demand, action or suit in connection with Advisory Corp.'s acceptance of this Agreement; (b) any action or omission by Advisory Corp. in the performance of its duties hereunder; (c) Advisory Corp.'s acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Advisory Corp.'s acting upon information provided by the Fund in form and under policies agreed to by Advisory Corp. and the Fund. Advisory Corp. shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence or willful misconduct of Advisory Corp. or its agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, Advisory Corp. shall give the Fund reasonable opportunity to defend against said claim in its own name or in the name of Advisory Corp.

8. Indemnification By Advisory Corp. Advisory Corp. will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Advisory Corp.'s failure to comply with the terms of this Agreement or which arises out of the gross negligence or willful misconduct of Advisory Corp. or its agents or contractors; provided that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, the Fund shall give Advisory Corp. reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers or shareholders of both the Funds and Advisory Corp. (including Advisory Corp.'s affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May, 1998, and thereafter from year to year, if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto and may be terminated after May, 1998, by at least sixty (60) days' written notice given by one party to the others. Upon termination hereof, each Fund shall pay to Advisory Corp. such compensation as may be due as of the date of such termination and shall likewise reimburse Advisory Corp. for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for with Advisory Corp., any subsidiary or affiliate serves as investment advisor or distributor if such amendment is approved by the President of each Fund.

12. Assignment. Any interest of Advisory Corp. under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Funds. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Funds.

13. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

14. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have caused this amended and restated Agreement to be executed as of the day and year first above written.


ALL OF THE PARTIES SET FORTH IN SCHEDULE A




By: /s/ Ronald A. Nyberg
    ------------------------------------
    Ronald A. Nyberg, Vice President


VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
    ------------------------------------
    Dennis J. McDonnell, President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen American Capital Municipal Income Trust
Van Kampen American Capital California Municipal Trust
Van Kampen American Capital High Income Trust
Van Kampen American Capital High Income Trust II
Van Kampen American Capital Investment Grade Municipal Trust
Van Kampen American Capital Municipal Trust
Van Kampen American Capital California Quality Municipal Trust
Van Kampen American Capital Florida Quality Municipal Trust
Van Kampen American Capital New York Quality Municipal Trust
Van Kampen American Capital Ohio Quality Municipal Trust
Van Kampen American Capital Pennsylvania Quality Municipal Trust
Van Kampen American Capital Trust For Insured Municipals
Van Kampen American Capital Trust For Investment Grade Municipals
Van Kampen American Capital Trust For Investment Grade California Municipals Van Kampen American Capital Trust For Investment Grade Florida Municipals
Van Kampen American Capital Trust For Investment Grade New Jersey Municipals Van Kampen American Capital Trust For Investment Grade New York Municipals
Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals Van Kampen American Capital Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust
Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust
Van Kampen American Capital Strategic Sector Municipal Trust
Van Kampen American Capital Value Municipal Income Trust
Van Kampen American Capital California Value Municipal Income Trust
Van Kampen American Capital Massachusetts Value Municipal Income Trust
Van Kampen American Capital New Jersey Value Municipal Income Trust
Van Kampen American Capital New York Value Municipal Income Trust
Van Kampen American Capital Ohio Value Municipal Income Trust
Van Kampen American Capital Pennsylvania Value Municipal Income Trust
Van Kampen American Capital Municipal Opportunity Trust II
Van Kampen American Capital Florida Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust II
Van Kampen American Capital Select Sector Municipal Trust


INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

OPEN END FUNDS


III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

Van Kampen American Capital Comstock Fund ("Comstock Fund")
Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
Van Kampen American Capital Global Managed Assets Fund ("Global Managed Assets
        Funds")
Van Kampen American Capital Government Securities Fund ("Government Securities
        Fund")
Van Kampen American Capital Government Target Fund ("Government Target Fund") Van Kampen American Capital Growth and Income Fund ("Growth and Income Fund") Van Kampen American Capital Harbor Fund ("Harbor Fund")
Van Kampen American Capital High Income Corporate Bond Fund ("High Income
        Corporate Bond Fund")

Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Real Estate Securities Portfolio ("LIT Real Estate Securities Portfolio") Growth and Income Portfolio ("LIT Growth and Income Portfolio")

Van Kampen American Capital Limited Maturity Government Fund ("Limited Maturity
        Government Fund")
Van Kampen American Capital Pace Fund ("Pace Fund")
Van Kampen American Capital Real Estate Securities Fund ("Real Estate Securities
        Fund")
Van Kampen American Capital Reserve Fund ("Reserve Fund")
Van Kampen American Capital Small Capitalization Fund ("Small Capitalization
        Fund")

Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series

   Van Kampen American Capital High Yield Municipal Fund ("High Yield Municipal
              Fund")

Van Kampen American Capital U.S. Government Trust for Income ("U.S. Government
        Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
         on behalf of its series
Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

Van Kampen American Capital Tax Free Trust ("Tax Free Trust")
         on behalf of its series
Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
         Income Fund")
Van Kampen American Capital Tax Free High Income Fund ("Tax Free High Income
         Fund")
Van Kampen American Capital California Insured Tax Free Fund ("California
         Insured Tax Free Fund")
Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
         (Intermediate Term Municipal Income Fund")
Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
         Insured Tax Free Income Fund")
Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey Tax
         Free Income Fund")
Van Kampen American Capital New York Tax Free Income Fund ("New York Tax Free
         Income Fund")
Van Kampen American Capital California Tax Free Income Fund ("California Tax
         Free Income Fund")
Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax Free
         Income Fund")
Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax Free
         Income Fund")
Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free Income
         Fund")

Van Kampen American Capital Trust ("VKAC Trust")
Van Kampen American Capital High Yield Fund ("High Yield Fund")
Van Kampen American Capital Short-Term Global Income Fund ("Short-Term Global
         Income Fund")
Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

Van Kampen American Capital Equity Trust ("Equity Trust")
         on behalf of its series
Van Kampen American Capital Utility Fund ("Utility Fund")
Van Kampen American Capital Growth Fund ("Growth Fund")
Van Kampen American Capital Value Fund ("Value Fund")
Van Kampen American Capital Great American Companies Fund ("Great American
         Companies Fund")
Van Kampen American Capital Prospector Fund ("Prospector Fund")
Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth Fund")

Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund")

Van Kampen American Capital Pennsylvania Tax Free Income Fund ("Pennsylvania Tax
         Free Income Fund")

Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER SIX

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

         THIS AMENDMENT NUMBER SIX, dated May 31, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").


                               W I T N E S S E T H


         WHEREAS, the Funds wish to amend the current Fund Accounting Agreement in accordance with the terms set forth by the Boards of Trustees/Directors of the Van Kampen Open End Funds at a Meeting held on April 17, 2000 and the Boards of Trustees of the Van Kampen Closed End Funds at a Meeting held on May 30, 2000;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that the Agreement be amended to add Section 13 and renumber the remaining Sections of the Agreement as follows:

         13. Delegation of Accounting Services. Advisory Corp. may delegate the provision of all or a portion of the Advisory Services contemplated herein to such other parties as may be approved by the Board of each Fund. In the event of any such delegation, the Funds shall reimburse Advisory Corp. for expense related to those Accounting Services provided by Advisory Corp., and shall pay such sub-accounting agents such compensation as may be agreed from time to time by the Funds and the sub-accounting agent. In the event of such delegation, Advisory Corp. shall oversee the activities of such sub-accounting agent on behalf of the Funds.

         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
         Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

         15. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         16. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

         17. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

         18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


ALL OF THE PARTIES SET FORTH IN SCHEDULE A




By:  /s/ A. Thomas Smith III
     ----------------------------------
     A. Thomas Smith III
     Vice President and Secretary


VAN KAMPEN INVESTMENT ADVISORY CORP.



By:  /s/ John L. Sullivan
     ----------------------------------
     John L. Sullivan
     Senior Vice President

                                   SCHEDULE A

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

         CLOSED END FUNDS
         Van Kampen Municipal Income Trust
         Van Kampen California Municipal Trust
         Van Kampen High Income Trust
         Van Kampen High Income Trust II
         Van Kampen Investment Grade Municipal Trust
         Van Kampen Municipal Trust
         Van Kampen California Quality Municipal Trust
         Van Kampen Florida Quality Municipal Trust
         Van Kampen New York Quality Municipal Trust
         Van Kampen Ohio Quality Municipal Trust
         Van Kampen Pennsylvania Quality Municipal Trust
         Van Kampen Trust For Insured Municipals
         Van Kampen Trust For Investment Grade Municipals
         Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
         Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
         Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust
         Van Kampen Advantage Pennsylvania Municipal Income Trust
         Van Kampen Strategic Sector Municipal Trust
         Van Kampen Value Municipal Income Trust
         Van Kampen California Value Municipal Income Trust
         Van Kampen Massachusetts Value Municipal Income Trust
         Van Kampen New Jersey Value Municipal Income Trust
         Van Kampen New York Value Municipal Income Trust
         Van Kampen Ohio Value Municipal Income Trust
         Van Kampen Pennsylvania Value Municipal Income Trust
         Van Kampen Municipal Opportunity Trust II
         Van Kampen Florida Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust II
         Van Kampen Select Sector Municipal Trust

         OPEN END FUNDS
         Van Kampen U.S. Government Trust ("U.S. Government Trust") on behalf of its series
            Van Kampen U.S. Government Fund ("U.S. Government Fund")

         Van Kampen Tax Free Trust ("Tax Free Trust") on behalf of its series
            Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
            Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund") Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
            Van Kampen Municipal Income Fund ("Municipal Income Fund")
            Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
            Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
            Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
            Van Kampen California Municipal Income Fund ("California Municipal Income Fund")

            Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
            Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
            Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen Trust ("VK Trust")
         on behalf of its series
            Van Kampen High Yield Fund ("High Yield Fund")
            Van Kampen Strategic Income Fund ("Strategic Income Fund")
            Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust") on behalf of its series
            Van Kampen Utility Fund ("Utility Fund")
            Van Kampen Growth Fund ("Growth Fund")
            Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
            Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
            Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
            Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Tax Managed Equity Growth Fund

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

II. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")
         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
            Enterprise Portfolio ("LIT Enterprise Portfolio")
            Domestic Income Portfolio ("LIT Domestic Income Portfolio")
            Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
            Global Equity Portfolio ("LIT Global Equity Portfolio")
            Government Portfolio ("LIT Government Portfolio")
            Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
            Money Market Portfolio ("LIT Money Market Portfolio")
            Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
            Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
            Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
            Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Technology Fund

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

                            AMENDMENT NUMBER EIGHTEEN

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER EIGHTEEN, dated April 17, 2007, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Asset Management, a Delaware statutory trust ("Asset Management").

                               W I T N E S S E T H

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wish to become parties to the Agreement:

              Van Kampen Bond Fund
              Van Kampen Exchange Fund

         WHEREAS, the original parties desire to add the aforementioned additional entities as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ALL OF THE PARTIES SET FORTH IN SCHEDULE A


By: /s/ James W. Garrett
   ----------------------------------
           James W. Garrett
Chief Financial Officer and Treasurer


VAN KAMPEN ASSET MANAGEMENT

By: /s/ Edward C. Wood, III
   ---------------------------------------
           Edward C. Wood, III
Managing Director, Chief Operating Officer

                                   SCHEDULE A




CLOSED END FUNDS

Van Kampen High Income Trust II
Van Kampen Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals
Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Municipal Opportunity Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust
Van Kampen Global Credit Opportunities Fund
Van Kampen Bond Fund

OPEN END FUNDS

Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Strategic Growth Fund
Van Kampen Enterprise Fund
Van Kampen Equity and Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Yield Fund
Van Kampen Exchange Fund

Van Kampen Life Investment Trust
on behalf of its Series
Aggressive Growth Portfolio
Comstock Portfolio
Strategic Growth Portfolio
Enterprise Portfolio
Government Portfolio
Growth and Income Portfolio
Money Market Portfolio

Van Kampen Limited Duration Fund
Van Kampen Pace Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund

Van Kampen Tax-Exempt Trust
on behalf of its Series
Van Kampen High Yield Municipal Fund

Van Kampen Equity Trust II
on behalf of its Series
Van Kampen Technology Fund
Van Kampen International Advantage Fund
Van Kampen American Franchise Fund
Van Kampen International Growth Fund
Van Kampen Equity Premium Income Fund

Van Kampen U.S. Government Trust
     on behalf of its series
Van Kampen U.S. Mortgage Fund

Van Kampen Tax Free Trust
     on behalf of its series
Van Kampen California Insured Tax Free Fund
Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund
Van Kampen Strategic Municipal Income Fund
Van Kampen California Municipal Income Fund**
Van Kampen American Capital Michigan Tax Free Income Fund**
Van Kampen American Capital Missouri Tax Free Income Fund**
Van Kampen American Capital Ohio Tax Free Income Fund**

Van Kampen Trust
   on behalf of its series
Van Kampen Core Plus Fixed Income Fund
Van Kampen Managed Short Term Income Fund**

Van Kampen Equity Trust
    on behalf of its series
Van Kampen Aggressive Growth Fund
Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
Van Kampen Disciplined Small Cap Value Fund**
Van Kampen Leaders Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Select Growth Fund
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Small Company Growth Fund**
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund

Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund

Van Kampen Series Fund, Inc.
    on behalf of its series
Van Kampen American Value Fund
Van Kampen Emerging Markets Debt Fund**
Van Kampen Emerging Markets Fund
Van Kampen Equity Growth Fund
Van Kampen Global Equity Allocation Fund
Van Kampen Global Franchise Fund
Van Kampen Global Value Equity Fund
Van Kampen Growth and Income Fund II**

**This Fund does not have investment operations as of the date first set forth above.